UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: March 23, 2017

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 23, 2017, the Compensation Committee of the Board of Directors (the “Board”) of SmartFinancial, Inc. (the “Company”) approved a form of Stock Appreciation Rights Agreement and a Restricted Stock Award Agreement for awards of cash-settled stock appreciation rights and restricted stock grants, attached hereto as Exhibit 10.1 and 10.2, respectively.

On March 23, 2017, the Compensation Committee of the Board approved the grant of cash-settled stock appreciation rights (“SARs”) to certain officers and employees of the Company effective February 23, 2017. In the aggregate, 14,000 SARs were granted. Each SAR has an exercise price equal to $21.72 and vests 100% on the third anniversary of the date of grant, subject to the recipient’s continuous service to the Company through such date. Each SAR shall expire on December 31, 2020. C. Bryan Johnson, our Chief Financial Officer, received 2,000 SARs.

On August 4, 2017, the Company also granted restricted stock (the “Restricted Shares”) to certain officers and employees of the Company pursuant to the 2015 Equity Incentive Plan. In the aggregate, 27,500 Restricted Shares were granted. The Restricted Shares vest 100% on the fifth anniversary of the date of grant, subject to the recipient’s continuous service to the Company through such date. William Y. Carroll, Jr., our President and Chief Executive Officer, received 10,000 Restricted Shares, and Wesley M. (Miller) Welborn, our Chairman of the Board, received 7,500 Restricted Shares.

Item 9.01 Financial Statements & Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Stock Appreciation Rights Agreement
10.2	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: August 8, 2017
_/s/_William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Stock Appreciation Rights Agreement
10.2	Form of Restricted Stock Award Agreement